UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811- 21416

John Hancock Tax-Advantaged Dividend Income Fund
(Exact name of registrant as specified in charter)

601 Congress Street, Boston, Massachusetts 02210
(Address of principal executive offices) (Zip code)

Alfred P. Ouellette
Senior Counsel and Assistant Secretary

601 Congress Street

Boston, Massachusetts 02210
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-663-4324

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2007

ITEM 1. REPORT TO SHAREHOLDERS.

John Hancock
MUTUAL FUNDS

John Hancock

Tax-Advantaged Dividend Income Fund

Semiannual Report

6.30.07

TABLE OF CONTENTS

Your fund at a glance

Managers’ report
page 2

Fund’s investments
page 6

Financial statements
page 11

Notes to financial
statements
page 16

For more information
page 28

CEO corner

To Our Shareholders,

The stock market gained ground in the first half of 2007, returning 6.96% through June 30, as measured by the Standard & Poor’s 500 Index. It was bolstered by stronger-than-expected corporate earnings growth, healthy global economic growth, increased merger and acquisitions activity and mostly steady interest rates. These positives served to overcome concerns about inflation, a slumping housing market, the subprime mortgage debacle and mixed signals on the future direction of interest rates.

In fact, at the end of May, the stock market passed a significant milestone, when the broad Standard & Poor’s 500 Index climbed beyond the record it had set seven years ago. From its peak in March 2000, the stock market spiraled downward three consecutive years, bottoming in 2002. The upturn began in 2003, and the market has advanced each year since, finally setting a new high on May 30, 2007.

This nearly complete market cycle highlights the importance of an investment principle you have heard us speak of often: diversification. That is because it is a key to protecting, and growing, your assets. By allocating your investments among different asset classes, investment styles and portfolio managers, you are likely to be well represented through all phases of a complete market cycle, with the winners helping to cushion the fall of the losers.

The challenge for investors with a diversified portfolio is to properly evaluate your investments to tell the difference between an underperforming manager and an out-of-favor style, while also understanding the role each investment plays in your portfolio. That’s where your financial professional can provide true value. He or she can help you make those assessments and also counsel patience, because a properly diversified portfolio by its very nature will typically have something lagging or out of favor — a concept that can be difficult to live with, but necessary to embrace. If everything in your portfolio is “working,” then you are not truly diversified, but rather are leveraged to the current market and the flavor of the day. If so, you are bound to be out of step in the near future.

With the recent volatility in the securities markets, it has prompted investors to question how long this type of market cycle will last. History tells us it will end and that when it does, today’s leaders may well turn into laggards and vice versa. Indeed, the current subprime mortgage market woes, the subsequent credit crunch and their impact on the financial markets and the global credit markets, are just the latest examples of why investors should be well-diversified. For with patience and a diversified portfolio, it could be easier to weather the market’s twists and turns and reach your long-term goals.

Sincerely,

Keith F. Hartstein,
President and Chief Executive Officer

This commentary reflects the CEO’s views as of August 27, 2007. They are subject to change at any time.

Your fund at a glance

The Fund seeks to provide a high level of after-tax total return from dividend income and capital appreciation. To meet its objectives, the Fund normally invests at least 80% of its assets in dividend-paying common and preferred securities that the Adviser believes are eligible to pay dividends that qualify for U.S. taxation rates applicable to long-term capital gains, which currently are taxed at a maximum rate of 15%.

Over the last six months

► Preferred and utility common stocks struggled during the period, hurt by interest rate concerns.

► Utility common stock holdings aided the Fund's returns the most.

► Tax-advantaged preferred holdings performed well, but those without tax benefits come under pressure.

Top 10 issuers
Regions Financial Corp.	3.5%	KeySpan Corp.	2.6%

ONEOK, Inc.	3.1%	OGE Energy Corp.	2.5%

Bank of America Corp.	2.7%	Integrys Energy Group, Inc.	2.5%

NSTAR	2.7%	BP Plc	2.2%

Spectra Energy Corp.	2.6%	DTE Energy Co.	2.2%

As a percentage of net assets plus the value of preferred shares on June 30, 2007.

Managers’ report

John Hancock

Tax-Advantaged

Dividend Income Fund

Owing largely to a late-period sell-off, utility common stocks and preferred stocks — two primary areas of emphasis for John Hancock Tax-Advantaged Dividend Income Fund — struggled during the six-month period ended June 30, 2007. Throughout much of the first four months of 2007, both segments continued to be bolstered by persistently strong investor demand for securities that generated attractive levels of incremental income over U.S. Treasury securities. A reasonably benign interest rate environment also helped as the Federal Reserve Board left its target short-term interest rate unchanged at 5.25% .

In late February and early March, a plunge in Chinese stocks that sparked worldwide equity market declines, along with growing worries about problems in the subprime mortgage market, prompted investors to seek out the relative safety of high-quality, income-producing investments. A spate of merger and acquisition activity also helped utility stocks in late winter, although preferreds struggled during that time as a growing supply of the securities acted as a drag on their prices. Then in May and June, preferred stocks and utility common stocks came under significant pressure amid a bout of profit-taking, as investors seemingly concluded that the Fed wasn’t going to be cutting rates in 2007.

SCORECARD

INVESTMENT		PERIOD’S PERFORMANCE... AND WHAT’S BEHIND THE NUMBERS
National Fuel Gas	▲	Rebound in energy prices; planned shale exploration
Energy East	▲	Company to be bought by Spanish energy concern
SLM	▼	Investors fear company will be downgraded after leveraged buyout

Portfolio Managers, MFC Global Investment Management (U.S.), LLC.
Gregory K. Phelps, Mark T. Maloney and Lisa A. Welch

Financial stocks — another area of emphasis for the Fund — performed poorly. In the early months of the period, they more or less tread water as investors waited in vain for a cut in U.S. interest rates, which would help to improve the profit margins of many financial companies. Growing concerns about just how much pain the meltdown in the subprime mortgage market was causing banks, investment firms and hedge funds also weighed on financials.

“Owing largely to a late-period

sell-off, utility common stocks

and preferred stocks … struggled

during the six-month period

ended June 30, 2007.”

Performance

For the six months ended June 30, 2007, John Hancock Tax-Advantaged Dividend Income Fund returned 0.33% at net asset value (NAV) and –1.16% at market value. The difference in the Fund’s NAV performance and its market performance stems from the fact that the market share price is subject to the dynamics of secondary market trading, which could cause it to trade at a discount or premium to the Fund’s NAV share price at any time. The Fund’s yield at closing market price on June 30, 2007 was 5.94% . By comparison, the average closed-end specialty-utilities fund returned 5.10% at net asset value, according to Morningstar, Inc. For the same six-month period, the Merrill Lynch Preferred Stock DRD Index rose 0.56%, the S&P 400 Mid-Cap Utilities Index returned 2.66% and the S&P 500 Bank Index returned –3.33% .

Utility commons lead

As they have for some time now, our utility common stock holdings provided the biggest boost to the Fund’s performance. Among the most significant contributors was National Fuel Gas Co. It performed well, thanks in large part to strong pricing conditions for natural gas and investors’ excitement over the company’s plans to explore for gas in the

Tax-Advantaged Dividend Income Fund

Devonian black shales region in Pennsylvania and New York. Our holdings in Energy East Corp. were also among our biggest winners, as the company was the target of a cash buyout offer in June by a Spanish utility. Our stake in Dominion Resources, Inc. also performed well, bolstered in part by the company’s sale of most of its oil and gas properties, as well as its intended buyback of a large dollar amount of its outstanding common stock. Telecommunications giants AT&T, Inc., Verizon Communications, Inc. and Vodafone Group Plc all posted good gains due to growing recognition that the stocks provided an attractive dividend yield and were operating in one of the fastest-growing industries around the world. The rising price of oil also helped our energy-related holdings, specifically BP Plc, Chevron Corp. and Total SA.

Among our preferred holdings, we enjoyed a strong performance from PNM Resources, Inc., helped by the company’s ability to generate greater-than-expected customer growth. In addition, investors were excited by news that Microsoft founder Bill Gates’ personal investment vehicle was entering into a joint venture with the utility and energy company. Our holdings in MetLife, Inc. also served us well, aided by strong demand for DRD-eligible preferreds. Bank of America Corp.’s preferred holdings also enjoyed solid performance, helped by investor demand for attractively priced tax-advantaged preferred stocks issued by high-quality companies amid a dearth of such securities.

SECTOR DISTRIBUTION[1]
Multi-utilities	29%
Electric utilities	15%
Regional banks	9%
Gas utilities	9%
Other diversified
financial services	7%
Diversified banks	6%
Integrated oil & gas	4%
Oil & gas storage &
transportation	3%
Investment banking &
brokerage	3%
Oil & gas exploration &
production	2%
Integrated
telecommunication
services	2%
Wireless
telecommunication
services	2%
Government —
U.S. agency	2%
All others	7%

Financials lag

In terms of laggards, financial stocks as a whole detracted most from our performance. Banks such as Wachovia Corp. performed poorly, as investors worried about the direction of interest rates and the housing slowdown’s impact on a host of financial companies.

We lost ground with our stake in the preferred stock of student-loan company SLM Corp. Investors became concerned about a potential credit downgrade of the company amid news about the financing details of the company’s agreement to be taken private in a leveraged buyout. Of particular concern was the high level of debt that would have to be serviced through cash flow from operations. We continued to hold on to SLM because

Tax-Advantaged Dividend Income Fund

we believe the stock’s price reflected the worst-case scenario, and we weren’t willing to part with it at such discounted valuations.

“As they have for some time now,

our utility common stock holdings

provided the biggest boost to the

Fund’s performance.”

Outlook

As we enter the second half of 2007, we’re cautiously optimistic about the prospects for preferred and utility common stocks. In our view, the ongoing downturn in the housing market and the higher consumer interest rates and bond yields that we saw at the end of the period could have a slowing effect on the economy in coming months. If economic growth trails off and inflation remains in check, we could see a rally in Treasury bonds. That rally, in turn, would likely be the catalyst for better performance for preferred and utility common stocks, but especially bank common stocks.

This commentary reflects the views of the portfolio managers through the end of the Fund’s period discussed in this report. The managers’ statements reflect their own opinions. As such, they are in no way guarantees of future events and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

1 As a percentage of the Fund’s net assets plus the value of preferred shares on June 30, 2007.

Tax-Advantaged Dividend Income Fund

F I N A N C I A L  S T A T E M E N T S

Fund’s investments

Securities owned by the Fund on 6-30-07 (unaudited)

This schedule is divided into three main categories: common stocks, preferred stocks and short-term investments. Common stocks and preferred stocks are further broken down by industry group. Short-term investments, which represent the Fund’s cash position, are listed last.

Issuer	Shares	Value

Common stocks 107.02%		$1,005,604,095

(Cost $878,272,561)

Diversified Banks 7.75%		72,794,725

Comerica, Inc.	296,000	17,603,120

U.S. Bancorp.	720,900	23,753,655

Wachovia Corp.	435,000	22,293,750

Wells Fargo & Co.	260,000	9,144,200
Diversified Metals & Mining 0.47%		4,439,152

Freeport-McMoRan Copper & Gold, Inc. (Class B)	53,600	4,439,152

Electric Utilities 11.35%		106,652,655

American Electric Power Co., Inc.	488,500	22,002,040

Duke Energy Corp.	1,099,846	20,127,182

FPL Group, Inc.	65,000	3,688,100

Great Plains Energy, Inc.	67,000	1,951,040

Hawaiian Electric Industries, Inc.	114,700	2,717,243

Pinnacle West Capital Corp.	230,000	9,165,500

Progress Energy, Inc.	569,600	25,968,064

Southern Co.	613,400	21,033,486

Gas Utilities 10.66%		100,203,401

Atmos Energy Corp.	756,500	22,740,390

National Fuel Gas Co.	456,000	19,749,360

Northwest Natural Gas Co.	300,000	13,857,000

ONEOK, Inc.	821,100	41,391,651

Piedmont Natural Gas Co., Inc.	100,000	2,465,000

Independent Power Producers & Energy Traders 1.92%		18,046,500

Black Hills Corp.	454,000	18,046,500

Industrial Conglomerates 1.14%		10,718,400

General Electric Co.	280,000	10,718,400

Integrated Oil & Gas 5.73%		53,826,660

BP Plc, ADR (United Kingdom) (F)	410,000	29,577,400

Chevron Corp.	185,000	15,584,400

Total SA, ADR (France) (F)	107,000	8,664,860

See notes to financial statements

Tax-Advantaged Dividend Income Fund

F I N A N C I A L  S T A T E M E N T S

Issuer	Shares	Value

Integrated Telecommunication Services 3.28%		$30,855,601

AT&T, Inc.	520,000	21,580,000

Verizon Communications, Inc.	225,300	9,275,601

Multi-Utilities 39.43%		370,479,701

Ameren Corp.	561,100	27,499,511

CH Energy Group, Inc.	378,600	17,025,642

Consolidated Edison, Inc.	350,100	15,796,512

Dominion Resources, Inc.	304,000	26,238,240

DTE Energy Co.	609,914	29,410,053

Energy East Corp.	858,600	22,400,874

Integrys Energy Group, Inc.	636,741	32,301,871

KeySpan Corp.	811,747	34,077,139

National Grid Plc, ADR (Great Britain) (F)	62,900	4,640,762

NiSource, Inc.	790,500	16,371,255

NSTAR	1,086,000	35,240,700

OGE Energy Corp.	884,800	32,427,920

PNM Resources, Inc.	185,000	5,141,150

Public Service Enterprise Group, Inc.	247,600	21,734,328

SCANA Corp.	257,500	9,859,675

TECO Energy, Inc.	135,000	2,319,300

Vectren Corp.	774,500	20,857,285

Xcel Energy, Inc.	837,200	17,137,484

Oil & Gas Storage & Transportation 3.95%		37,129,931

Enbridge Inc. (Canada) (F)	82,500	2,786,850

Spectra Energy Corp.	1,322,923	34,343,081

Other Diversified Financial Services 6.13%		57,577,540

Bank of America Corp.	730,000	35,689,700

Citigroup, Inc.	187,000	9,591,230

JPMorgan Chase & Co.	253,800	12,296,610

Publishing 0.10%		947,904

Idearc, Inc.	26,830	947,904

Regional Banks 12.60%		118,373,574

BB&T Corp.	495,000	20,136,600

First Horizon National Corp.	215,000	8,385,000

KeyCorp	619,000	21,250,270

PNC Financial Services Group, Inc. (The)	305,000	21,831,900

Regions Financial Corp.	1,412,985	46,769,804

Thrifts & Mortgage Finance 1.24%		11,640,720

Washington Mutual, Inc.	273,000	11,640,720

Wireless Telecommunication Services 1.27%		11,917,631

Vodafone Group Plc, ADR (United Kingdom) (F)	354,375	11,917,631

See notes to financial statements

Tax-Advantaged Dividend Income Fund

F I N A N C I A L  S T A T E M E N T S

	Credit
Issuer, description	rating (A)	Shares	Value

Preferred stocks 30.84%			$289,756,602

(Cost $298,961,367)

Broadcasting & Cable TV 0.32%			3,052,265

Comcast Corp., 7.00%	BBB+	120,500	3,052,265

Consumer Finance 0.60%			5,600,765

HSBC Finance Corp., 6.36%,
Depositary Shares, Ser B	A	150,000	3,808,500

SLM Corp., 6.97%, Ser A	BBB–	37,300	1,792,265

Diversified Banks 2.02%			19,032,945

Royal Bank of Scotland Group Plc,
5.75%, Ser L (United Kingdom) (F)	A	858,500	19,032,945

Diversified Metals & Mining 0.27%			2,570,000

Freeport McMoRan Copper & Gold,
Inc., 6.75%	B+	20,000	2,570,000

Electric Utilities 10.02%			94,178,910

Alabama Power Co., 5.30%
(Class A)	BBB+	200,000	4,578,000

Carolina Power & Light Co., $5.44	BB+	111,493	10,313,102

Connecticut Light & Power Co.,
$3.24, Ser 68G	BB+	20,686	1,063,391

Duquesne Light Co., 6.50%	BB	427,000	21,390,053

Entergy Arkansas, Inc., $6.08	Ba1	11,372	1,145,374

Entergy Arkansas, Inc., 4.56%	BB+	9,388	746,053

Entergy Arkansas, Inc., 4.56%,
Ser 1965	BB+	9,818	780,225

Entergy Arkansas, Inc., 6.45%	BB+	110,000	2,750,000

Entergy Gulf States, Inc., $7.56	BB+	28,422	2,822,305

Entergy Mississippi, Inc., 4.92%	Ba2	8,190	693,591

Entergy Mississippi, Inc., 6.25%	BB+	197,500	4,795,557

FPC Capital I, 7.10%, Ser A	BBB–	48,600	1,223,262

FPL Group Capital Trust I, 5.875%	BBB+	280,000	6,302,800

Interstate Power & Light Co.,
7.10%, Ser C	BBB–	20,600	526,330

Interstate Power & Light Co.,
8.375%, Ser B	Baa2	233,000	7,310,375

PPL Electric Utilities Corp.,
6.25%, Depositary Shares	BBB	300,000	7,453,140

PPL Energy Supply, LLC, 7.00%	BBB	297,512	7,747,212

Southern California Edison Co.,
6.00%, Ser C	BBB–	30,000	2,887,500

Southern California Edison Co.,
6.125%	BBB–	50,000	5,042,190

Xcel Energy, Inc., $4.56, Ser G	BB+	53,900	4,608,450

Gas Utilities 1.70%			15,982,230

Southern Union Co., 7.55%, Ser A	BB	627,000	15,982,230

See notes to financial statements

Tax-Advantaged Dividend Income Fund

F I N A N C I A L  S T A T E M E N T S

	Credit
Issuer, description	rating (A)	Shares	Value
Investment Banking & Brokerage 3.86%			$36,237,785

Bear Stearns Cos., Inc. (The),
5.49%, Depositary Shares, Ser G	BBB+	246,100	12,120,425

Bear Stearns Cos., Inc. (The),
6.15%, Depositary Shares, Ser E	BBB+	73,600	3,698,400

Lehman Brothers Holdings, Inc.,
5.67%, Depositary Shares, Ser D	A–	63,000	2,929,500

Lehman Brothers Holdings, Inc.,
5.94%, Depositary Shares, Ser C	A–	271,760	13,316,240

Lehman Brothers Holdings, Inc.,
6.50%, Depositary Shares, Ser F	A–	164,300	4,173,220

Life & Health Insurance 1.92%			18,040,950

MetLife, Inc., 6.50%, Ser B	BBB	705,000	18,040,950

Multi-Line Insurance 0.54%			5,099,125

ING Groep NV, 6.20% (Netherlands) (F)	A	109,100	2,591,125

ING Groep NV, 7.05% (Netherlands) (F)	A	100,000	2,508,000

Multi-Utilities 1.04%			9,735,101

BGE Capital Trust II, 6.20%	BBB–	147,100	3,461,263

Public Service Electric & Gas
Co., 5.05%, Ser D	BB+	23,442	2,133,222

Public Service Electric & Gas
Co., 5.28%, Ser E	BB+	22,930	2,132,490

South Carolina Electric & Gas
Co., 6.52%	Baa1	20,000	2,008,126

Oil & Gas Exploration & Production 3.44%			32,293,595

Anadarko Petroleum Corp., 5.46%,
Depositary Shares, Ser B	BB	40,000	3,787,500

Chesapeake Energy Corp., 6.25%,
Conv (G)	B+	9,290	2,668,552

Devon Energy Corp., 6.49%, Ser A	BB+	150,000	15,093,750

Nexen, Inc., 7.35% (Canada) (F)	BB+	422,984	10,743,793

Other Diversified Financial Services 3.85%			36,167,800

ABN AMRO Capital Funding Trust
VII, 6.08%	A	970,000	22,620,400

Bank of America Corp., 6.204%,
Depositary Shares, Ser D	A+	240,000	6,182,400

DB Capital Trust II, 6.55%	A	300,000	7,365,000

Reinsurance 0.22%			2,053,900

RenaissanceRe Holdings Ltd.,
6.08%, Ser C (Bermuda) (F)	BBB	94,000	2,053,900

Wireless Telecommunication Services 1.03%			9,711,231

United States Cellular
Corp., 7.50%	BB+	390,794	9,711,231

See notes to financial statements

Tax-Advantaged Dividend Income Fund

F I N A N C I A L  S T A T E M E N T S

	Interest	Maturity	Credit	Par value
Issuer, description	rate	date	rating (A)	(000)	Value

Short-term investments 2.15%					$20,200,000

(Cost $20,197,307)

Government U.S. Agency 2.15%					20,200,000

Federal Home Loan Bank
Disc Note	4.80% (Y)	07-02-07	AAA	$20,200	20,200,000

Total investments (Cost $1,197,431,235) 140.00%					$1,315,560,697

Other assets and liabilities, net 0.45%					$4,203,100

Fund preferred shares, at liquidation value (40.45%)					($380,106,988)

Total net assets applicable to common shareholders 100.00%					$939,656,809

The percentage shown for each investment category is the total value of that category as a percentage of the net assets applicable to common shareholders.

ADR American Depositary Receipt

(A) Credit ratings are unaudited and are rated by Moody’s Investors Service where Standard & Poor’s ratings are not available unless indicated otherwise.

(F) Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer.

(G) Security rated internally by John Hancock Advisers, LLC.

(Y) Represents current yield on June 30, 2007.

See notes to financial statements

Tax-Advantaged Dividend Income Fund

F I N A N C I A L  S T A T E M E N T S

Financial statements

Statement of assets and liabilities 6-30-07 (unaudited)

This Statement of Assets and Liabilities is the Fund’s balance sheet. It shows the value of what the Fund owns, is due and owes. You’ll also find the net asset value for each common share.

Assets

Investments at value (cost $1,197,431,235)	$1,315,560,697
Cash	149,650
Cash segregated at broker for future contracts (Note 1)	189,000
Dividends and interest receivable	4,329,957
Other assets	28,085

Total assets	1,320,257,389

Liabilities

Payable for investments purchased	122,790
Payable for futures variation margin	135,000
Payable to affiliates
Management fees	39,776
Other	42,073
Other payables and accrued expenses	153,953

Total liabilities	493,592
Auction Preferred Shares (APS) including accrued dividends, unlimited number of shares of beneficial interest authorized with no par value,
15,200 shares issued, liquidation preference of $25,000 per share	380,106,988

Net assets

Common shares capital paid-in	798,439,298
Accumulated net realized gain on investments and financial futures contracts	28,890,665
Net unrealized appreciation of investments and financial futures contracts	118,673,898
Distributions in excess of net investment income	(6,347,052)

Net assets applicable to common shares	$939,656,809

Net asset value per common share

Based on 42,077,487 shares of beneficial interest outstanding — unlimited
number of shares authorized with no par value	$22.33

See notes to financial statements

Tax-Advantaged Dividend Income Fund

F I N A N C I A L  S T A T E M E N T S

Statement of operations For the period ended 6-30-07 (unaudited)1

This Statement of Operations summarizes the Fund’s investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) and distributions paid to APS shareholders for the period stated.

Investment income

Dividends (net of foreign withholding taxes of $21,571)	$30,375,878
Interest	782,568

Total investment income	31,158,446

Expenses

Investment management fees (Note 2)	5,021,290
Accounting and legal services fees (Note 2)	76,068
Compliance fees	10,205
APS auction fees	488,702
Federal excise tax	176,410
Custodian fees	94,701
Printing fees	49,603
Trustees’ fees	32,805
Professional fees	28,216
Registration and filing fees	19,707
Transfer agent fees	11,378
Interest	642
Miscellaneous	30,382

Total expenses	6,040,109
Less expense reductions (Note 2)	(1,339,011)

Net expenses	4,701,098

Net investment income	26,457,348

Realized and unrealized gain (loss)

Net realized gain on
Investments	37,576,695
Financial futures contracts	342,005

Change in net unrealized appreciation (depreciation) of
Investments	(55,932,196)
Financial futures contracts	239,023

Net realized and unrealized loss	(17,774,473)
Distribution to APS Series M	(2,091,909)
Distribution to APS Series W	(2,060,881)
Distribution to APS Series TH	(2,066,282)
Distribution to APS Series F	(2,089,043)

Increase in net assets from operations	$374,760

1 Semiannual period from 1-1-07 to 6-30-07.

See notes to financial statements

Tax-Advantaged Dividend Income Fund

F I N A N C I A L  S T A T E M E N T S

Statement of changes in net assets

These Statements of Changes in Net Assets show how the value of the Fund’s net assets has changed during the last two periods. The difference reflects earnings less expenses, any investment gains and losses, distributions, if any, paid to shareholders.

	Year	Period
	ended	ended
	12-31-06	6-30-07[1]

Increase (decrease) in net assets

From operations
Net investment income	$60,175,988	$26,457,348
Net realized gain	27,943,881	37,918,700
Change in net unrealized appreciation (depreciation)	124,754,737	(55,693,173)
Distributions to APS	(16,454,223)	(8,308,115)

Increase in net assets resulting from operations	196,420,383	374,760

Distributions to common shareholders
From net investment income	(48,826,716)	(24,413,358)
From net realized gain	(22,389,010)	—
	(71,215,726)	(24,413,358)

Total increase (decrease)	125,204,657	(24,038,598)

Net assets

Beginning of period	838,490,750	963,695,407
End of period[2]	$963,695,407	$939,656,809

1 Semiannual period from 1-1-07 to 6-30-07. Unaudited.

2 Includes distributions in excess of net investment income of $82,927 and $6,347,052, respectively.

See notes to financial statements

Tax-Advantaged Dividend Income Fund

F I N A N C I A L  S T A T E M E N T S

Financial highlights

The Financial Highlights show how the Fund’s net asset value for a share has changed since the end of the previous period.

COMMON SHARES

Period ended	12-31-04[1,2]	12-31-05[1]	12-31-06	6-30-07[3]

Per share operating performance

Net asset value, beginning of period	$19.10[4]	$20.48	$19.93	$22.90
Net investment income[5]	1.14	1.22	1.43[6]	0.63
Net realized and unrealized
gain (loss) on investments	1.54	(0.23)	3.62	(0.42)
Distributions to APS	(0.29)	(0.29)	(0.39)	(0.20)

Total from investment operations	2.39	0.70	4.66	0.01
Less distributions to common shareholders
From net investment income	(0.87)	(1.16)	(1.16)	(0.58)
From net realized gain	—	(0.09)	(0.53)	—
	(0.87)	(1.25)	(1.69)	(0.58)

Capital charges
Offering costs related
to common shares	(0.02)	—	—	—
Offering costs and underwriting
discounts related to APS	(0.12)	—	—	—
Net asset value, end of period	$20.48	$19.93	$22.90	$22.33
Per share market value, end of period	$17.99	$16.81	$20.32	$19.52
Total return at net asset value[7] (%)	12.85[8,16]	4.44[16]	25.67	0.33[8]
Total return at market value[7,9] (%)	(5.47)[8,10]	0.28	32.21	(1.16)[8]

Ratios and supplemental data

Net assets applicable to common shares,
end of period (in millions)	$862	$838	$964	$940
Ratio of net expenses to average
net assets[11] (%)	0.95[12]	1.03	1.00	0.98[12]
Ratio of gross expenses to average
net assets[13] (%)	1.23[12]	1.32	1.28	1.26[12]
Ratio of net investment income
to average net assets[14] (%)	6.11[12]	5.97	6.76[6]	5.50[12]
Portfolio turnover (%)	42[8]	24	41	20[8]

Senior securities

Total value of APS outstanding
(in millions)	$380	$380	$380	$380
Involuntary liquidation preference
per unit (in thousands)	$25	$25	$25	$25
Average market value per unit
(in thousands)	$25	$25	$25	$25
Asset coverage per unit [15]	$79,542	$79,901	$88,352	$86,542

See notes to financial statements

Tax-Advantaged Dividend Income Fund

F I N A N C I A L  S T A T E M E N T S

Notes to Financial Highlights

1 Audited by previous auditor.

2 Commencement of operations period from 2-27-04 through 12-31-04.

3 Semiannual period from 1-1-07 to 6-30-07. Unaudited.

4 Reflects the deduction of a $0.90 per share sales load.

5 Based on the average of the shares outstanding.

6 Net investment income per share and ratio of net investment income to average net assets reflects a special dividend received by the Fund which amounted to $0.13 per share and 0.63% of net assets.

7 Total return based on net asset value reflects changes in the Fund’s net asset value during each period. Total return based on market value reflects changes in market value. Each figure assumes that dividend and capital gain distributions, if any, were reinvested. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund’s shares traded during the period.

8 Not annualized.

9 Total return would have been lower had certain expenses not been reduced during the periods shown.

10 Assumes dividend reinvestment and a purchase at $20.01 per share on the inception date and a sale at the current market price on the last day of the period.

11 Ratios calculated on the basis of net expenses relative to the average net assets of common shares. Without the exclusion of preferred shares, the annualized ratios of expenses would have been 0.69%, 0.71%, 0.70% and 0.70% for the periods ended 12-31-04, 12-31-05, 12-31-06 and 6-30-07, respectively.

12 Annualized.

13 Ratios calculated on the basis of gross expenses relative to the average net assets of common shares that does not take into consideration expense reductions during the periods shown. Without the exclusion of preferred shares, the adjusted annualized ratios of expenses would have been 0.89%, 0.91%, 0.90% and 0.90% for the periods ended 12-31-04, 12-31-05, 12-31-06 and 6-30-07, respectively.

14 Ratios calculated on the basis of net investment income relative to the average net assets of common shares. Without the exclusion of preferred shares, the annualized ratios of net investment income would have been 4.42%, 4.14%, 4.74% and 3.95% for the periods ended 12-31-04, 12-31-05, 12-31-06 and 6-30-07, respectively.

15 Calculated by subtracting the Fund’s total liabilities from the Fund’s total assets and dividing that amount by the number of APS outstanding as of the applicable 1940 Act Evaluation Date, which may differ from the financial reporting date.

16 Unaudited.

See notes to financial statements

Tax-Advantaged Dividend Income Fund

Notes to financial statements (unaudited)

Note 1
Accounting policies

John Hancock Tax-Advantaged Dividend Income Fund (the Fund) is a closed-end diversified management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act).

Significant accounting policies of the Fund
are as follows:

Security valuation

The net asset value of the common shares of the Fund is determined daily as of the close of the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. Short-term debt investments that have a remaining maturity of 60 days or less are valued at amortized cost, and thereafter assume a constant amortization to maturity of any discount or premium, which approximates market value. Investments in John Hancock Cash Investment Trust, an affiliate of John Hancock Advisers, LLC (the Adviser), a wholly owned subsidiary of John Hancock Financial Services, Inc., a subsidiary of Manulife Financial Corporation (MFC), are valued at their net asset value each business day. All other securities held by the Fund are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) as of the close of business on the principal securities exchange (domestic or foreign) on which they trade or, lacking any sales, at the closing bid price. Securities traded only in the over-the-counter market are valued at the last bid price quoted by brokers making markets in the securities at the close of trading. Securities for which there are no such quotations, principally debt securities, are valued based on the valuation provided by an independent pricing service, which utilizes both dealer-supplied and electronic data processing techniques, which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate,  maturity, type of issue, trading characteristics and other market data.

Other assets and securities for which no such quotations are readily available are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. Generally, trading in non-U.S. securities is substantially completed each day at various times prior to the close of trading on the NYSE. The values of such securities used in computing the net asset value of the Fund’s shares are generally determined as of such times. Occasionally, significant events that affect the values of such securities may occur between the times at which such values are generally determined and the close of the NYSE. Upon such an occurrence, these securities will be valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

Investment transactions

Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Net realized gains and losses on sales of investments are determined on the identified cost basis.

Expenses

The majority of expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

Financial futures contracts

The Fund may buy and sell financial futures contracts. Buying futures tends to increase the Fund’s exposure to the underlying instrument.

Tax-Advantaged Dividend Income Fund

Selling futures tends to decrease the Fund’s exposure to the underlying instrument or hedge other Fund instruments. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral for the account of the broker (the Fund’s agent in acquiring the futures position). Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodities exchange on which it trades. Subsequent payments to and from the broker, known as “variation margin,” are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments arising from this “mark to market” are recorded by the Fund as unrealized gains or losses.

When the contracts are closed, the Fund recognizes a gain or loss. Risks of entering into financial futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contracts may not correlate with changes in the value of the underlying securities. In addition, the Fund could be prevented from opening or realizing the benefits of closing out financial futures positions because of position limits or limits on daily price fluctuation imposed by an exchange.

For federal income tax purposes, the amount, character and timing of the Fund’s gains and/or losses can be affected as a result of financial futures contracts. On June 30, 2007, the Fund had deposited $189,000 in a segregated account for the broker to cover margin requirements on open financial futures contracts.

The Fund had the following financial futures contracts open on June 30, 2007:
	NUMBER OF
OPEN CONTRACTS	CONTRACTS	POSITION	EXPIRATION	APPRECIATION

U.S. Treasury 10-Year Note	120	Short	Sep 2007	$241,972
U.S. Treasury 10-Year Note	150	Short	Sep 2007	302,464
				$544,436

Federal income taxes

The Fund qualifies as a “regulated investment company” by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

New accounting pronouncements

In June 2006, Financial Accounting Standards Board (FASB) Interpretation No. 48,  Accounting for Uncertainty in Income Taxes (the Interpretation), was issued and is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the effective date. This Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return, and requires certain expanded disclosures. Management has evaluated the application of this Interpretation to the Fund and does not believe there is a material impact resulting from the adoption of this Interpretation on the Fund’s financial statements.

In September 2006, FASB Standard No. 157,  Fair Value Measurements (FAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishing a framework for measuring fair value, and expands disclosure about fair value measurements. Management is currently evaluating the application of FAS 157 to the Fund and its impact, if any, resulting from the adoption of FAS 157 on the Fund’s financial statements.

Dividends, interest and distributions

Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

Tax-Advantaged Dividend Income Fund

The Fund records distributions to shareholders from net investment income and net realized gains, if any, on the ex-dividend date. During the year ended December 31, 2006, the tax character of distributions paid was as follows: ordinary income $69,051,314 and long-term capital gain $18,618,635. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time and are in the same amount, except for the effect of expenses that may be applied differently to each class.

Such distributions, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund’s financial statements as a return of capital.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

Note 2
Management fee and transactions with
affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a daily management fee to the Adviser at an annual rate of 0.75% of the Fund’s average daily net asset value.

The Adviser has contractually agreed to limit the Fund’s management fee to the following: 0.55% of the Fund’s average daily managed assets until the fifth anniversary of the commencement of the Fund’s operations, 0.60% of such assets in the sixth year, 0.65% of such assets in the seventh year and 0.70% of average daily managed assets in the eighth year. Accordingly, the expense reductions related to the reduction in the management fee amounted to $1,339,011 for the period ended June 30, 2007.  After the eighth year, the Adviser will no longer waive a portion of the management fee.

The Fund has an agreement with the Adviser and affiliates to perform necessary tax, accounting and legal services for the Fund. The compensation for the period amounted to $76,068. The Fund also reimbursed John Hancock Life Insurance Company (JHLICO), a subsidiary of MFC, for certain compliance costs, included in the Fund’s Statement of Operations.

The Adviser and other subsidiaries of JHLICO owned 7,487 shares of beneficial interest of the Fund on June 30, 2007.

Mr. James R. Boyle is Chairman of the Adviser, as well as affiliated Trustee of the Fund, and is compensated by the Adviser and/or its affiliates. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer, for tax purposes, their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund’s deferred compensation liability are recorded on the Fund’s books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investments, as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

The Fund is listed for trading on the NYSE and has filed with the NYSE its chief executive officer certification regarding compliance with the NYSE’s listing standards. The Fund also files with the Securities and Exchange Commission (the SEC) the certification of its chief executive officer and chief financial officer required by Section 302 of the Sarbanes-Oxley Act.

Note 3
Guarantees and indemnifications

Under the Fund’s organizational documents, its Officers and Trustees are indemnified against

Tax-Advantaged Dividend Income Fund

certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund believes the risk of loss to be remote.

Note 4
Fund share transactions

This listing illustrates the reclassification of the Fund’s capital accounts and the number of common shares outstanding during the year ended December 31, 2006, and the period ended June 30, 2007, along with the corresponding dollar value.

	Year ended 12-31-06		Period ended 6-30-07
	Shares	Amount	Shares	Amount
Beginning of period	42,077,487	$798,551,773	42,077,487	$798,439,298
Reclassification of capital
accounts	—	(112,475)	—	—
Net increase	42,077,487	$798,439,298	42,077,487	$798,439,298

Auction preferred shares

The Fund issued total of 15,200 Auction Preferred Shares (3,800 shares of Series M, 3,800 shares of Series W, 3,800 of shares of Series TH and 3,800 shares of Series F) (collectively, the APS) on May 3, 2004, in a public offering. The underwriting discount of $3,800,000 and offering costs of $396,310 incurred in connection with the preferred shares and offering cost of $854,726 related to common shares were charged to capital paid-in of common shares during the period ended December 31, 2004.

Dividends on the APS, which accrue daily, are cumulative at a rate that was established at the offering of the APS and has been reset every seven days thereafter by an auction. During the period ended June 30, 2007, dividend rates on APS ranged as follows: Series M from 4.10% to 4.70%, Series W from 3.90% to 4.75%, Series TH from 4.00% to 4.70% and Series F from 3.80% to 4.75% . Accrued dividends on APS, if any, are included in the value of APS on the Fund’s Statement of Assets and Liabilities.

The APS are redeemable at the option of the Fund, at a redemption price equal to $25,000 per share, plus accumulated and unpaid dividends on any dividend payment date. The APS are also subject to mandatory redemption at a redemption price equal to $25,000 per share, plus accumulated and unpaid dividends, if the Fund is in default on its asset coverage requirements with respect to the APS as defined in the Fund’s bylaws. Under the 1940 Act, the Fund is required to maintain asset coverage of at least 200% with respect to the APS as of the last business day of each month in which the shares are outstanding. If the dividends on the APS shall remain unpaid in an amount equal to two full years’ dividends, the holders of the APS, as a class, have the right to elect a majority of the Board of Trustees. In general, the holders of the APS and the common shareholders have equal voting rights of one vote per share, except that the holders of the APS, as a class, vote to elect two members of the Board of Trustees, and separate class votes are required on certain matters that affect the respective interests of the APS and common shareholders.

Leverage

The Fund issued preferred shares to increase its assets available for investment. The Fund generally will not issue preferred shares unless the Adviser expects that the Fund will achieve a greater return on the proceeds resulting from the use of leverage than the additional costs the Fund incurs as a result of leverage. When

Tax-Advantaged Dividend Income Fund

the Fund leverages its assets, the fees paid to the Adviser for investment advisory and administrative services will be higher than if the Fund did not borrow because the Adviser’s fees are calculated based on the Fund’s total assets, including the proceeds of the issuance of preferred shares. Consequently, the Fund and the Adviser may have differing interests in determining whether to leverage the Fund’s assets. The Board of Trustees will monitor this potential conflict. The Fund’s use of leverage is premised upon the expectation that the Fund’s dividends on its outstanding preferred shares will be lower than the return the Fund achieves on its investments with the proceeds of the issuance of preferred shares.

Leverage creates risks which may adversely affect the return for the holders of common shares, including:

• the likelihood of greater volatility of net asset value and market price of common shares

• fluctuations in the dividend rates on any preferred shares

• increased operating costs, which may reduce the Fund’s total return to the holders of common shares

• the potential for a decline in the value of an investment acquired through leverage, while the Fund’s obligations under such leverage remains fixed

To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage; the Fund’s return will be greater than if leverage had not been used.

Note 5
Investment transactions

Purchases and proceeds from sales or maturities of securities, other than short-term securities and obligations of the U.S. government, during the period ended June 30, 2007, aggregated $268,029,731 and $290,888,327, respectively.

The cost of investments owned on June 30, 2007, including short-term investments, for federal income tax purposes, was $1,206,759,940. Gross unrealized appreciation and depreciation of investments aggregated $131,773,168 and $22,972,411, respectively, resulting in net unrealized appreciation of $108,800,757. The difference between book basis and tax basis net unrealized appreciation of investments is attributable primarily to the tax deferral of losses on certain sales of securities.

Tax-Advantaged Dividend Income Fund

Investment objective and policy

The Fund’s investment objective is to provide a high level of after-tax total return from dividend income and capital appreciation.

Under normal market conditions, the Fund will invest at least 80% of its assets (net assets plus borrowings for investment purposes) in dividend-paying common and preferred securities that the Adviser believes at the time of acquisition are eligible to pay dividends which, for individual shareholders, qualify for U.S. federal income taxation at rates applicable to long-term capital gains, which currently are taxed at a maximum rate of 15% (“tax-advantaged dividends”). Tax-advantaged dividends generally include dividends from domestic corporations and dividends from foreign corporations that meet certain specified criteria. The Fund generally can pass the tax treatment of tax-advantaged dividends it receives through to its common shareholders.

Dividends and distributions

During the year ended December 31, 2006, dividends from net investment income totaling $1.1604 and distributions from capital gains totaling $0.5321 per share were paid to common shareholders. The dates of payments and the amounts per share are as follows:

INCOME
PAYMENT DATE	DIVIDEND

January 31, 2006	$0.0967
February 28, 2006	0.0967
March 31, 2006	0.0967
April 28, 2006	0.0967
June 2, 2006	0.0967
June 30, 2006	0.0967
July 31, 2006	0.0967
August 31, 2006	0.0967
September 29, 2006	0.0967
October 31, 2006	0.0967
November 30, 2006	0.0967
December 29, 2006	0.0967

CAPITAL
GAIN
PAYMENT DATE	DISTRIBUTION

December 29, 2006	$0.5321

Dividend reinvestment plan

The Fund offers its shareholders a Dividend Reinvestment Plan (the Plan), which offers the opportunity to earn compounded yields. Each holder of common shares may elect to have all distributions of dividends and capital gains reinvested by Mellon Investor Services, as plan agent for the common shareholders (the Plan Agent). Holders of common shares who do not elect to participate in the Plan will receive all distributions in cash, paid by check mailed directly to the shareholder of record (or, if the common shares are held in street or other nominee name, then to the nominee) by the Plan Agent, as dividend disbursing agent.

Shareholders may join the Plan by filling out and mailing an authorization card, by notifying the Plan Agent by telephone or by visiting the Plan Agent’s Web site at www.melloninvestor.com. Shareholders must indicate an election to reinvest all or a portion of dividend payments. If received in proper form by the Plan Agent before the record date of a dividend, the election will be effective with respect to all dividends paid after such record date. Shareholders whose shares are held in the name of a broker or nominee should contact the broker or nominee to determine whether and how they may participate in the Plan.

If the Fund declares a dividend payable either in common shares or in cash, nonparticipants will receive cash, and participants in the Plan will receive the equivalent in common shares. If the market price of the common shares on the payment date of the dividend is equal to or exceeds their net asset value as determined on the payment date, participants will be issued common shares (out of authorized but unissued shares) at a value equal to the higher of net asset value or 95% of the market price. If the net asset value exceeds the market price of the common shares at such time, or if the Board of Trustees declares a dividend payable only in cash, the Plan Agent will, as agent for Plan participants, buy shares in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts. Such purchases will be made promptly after the payable date for such dividend and, in any event, prior to the next ex-dividend date after such date, except where necessary to comply with federal securities laws. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of the common shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the common shares, resulting in the acquisition of fewer shares than if the dividend had been paid in shares issued by the Fund.

Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions. In each case, the cost per share of the shares purchased for each participant’s account will be the average cost, including brokerage commissions, of any shares purchased on the open market plus the cost of any shares issued by the Fund. There will be no brokerage charges with respect to common shares issued directly by the Fund. There are no other charges to participants for reinvesting dividends or capital gain distributions.

Participants in the Plan may withdraw from the Plan at any time by contacting the Plan Agent by telephone, in writing or by visiting the Plan Agent’s Web site at www.melloninvestor.com. Such withdrawal will be effective immediately if received not less than ten days prior to a dividend record date; otherwise, it will be effective for all subsequent dividend record dates. When a participant withdraws from the Plan or upon termination of the Plan, as provided below, certificates for whole common shares credited to his or her account under the Plan will be issued, and a cash payment will be made for any fraction of a share credited to such account.

The Plan Agent maintains each shareholder’s account in the Plan and furnishes monthly written confirmations of all transactions in the accounts, including information needed by the shareholders for personal and tax records. The Plan Agent will hold common shares in the account of each Plan participant in noncertificated form in the name of the participant. Proxy material relating to the shareholders’ meetings of the Fund will include those shares purchased as well as shares held pursuant to the Plan.

The reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable or required to be withheld on such dividends or distributions. Participants under the Plan will receive tax information annually. The amount of dividend to be reported on 1099-DIV should be (1) in the case of shares issued by the Fund, the fair market value of such shares on the dividend payment date and (2) in the case of shares purchased by the Plan Agent in the open market, the amount of cash used by the Plan Agent to purchase shares in the open market, including the amount of cash allocated to brokerage commissions paid on such purchases.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Fund at least 90 days before the record date for the dividend or distribution. The Plan may be amended or terminated by the Plan Agent after at least 90 days’ written notice to all shareholders of the Fund. All correspondence or additional information concerning the Plan should be directed to the Plan Agent, Mellon Bank, N.A., c/o Mellon Investor Services, P.O. Box 3338, South Hackensack, NJ 07606-1938 (Telephone: 1-800-852-0218).

Shareholder communication
and assistance

If you have any questions concerning the Fund, we will be pleased to assist you. If you hold shares in your own name and not with a brokerage firm, please address all notices, correspondence, questions or other communications regarding the Fund to the transfer agent at:

Mellon Investor Services
Newport Office Center VII
480 Washington Boulevard
Jersey City, NJ 07310
Telephone: 1-800-852-0218

If your shares are held with a brokerage firm, you should contact that firm, bank or other nominee for assistance.

Shareholder meeting (unaudited)

On March 27, 2007, the Annual Meeting of the Fund was held to elect three Trustees.

Proxies covering 39,365,182 shares of beneficial interest were voted at the meeting. The common shareholders elected the following Trustees to serve until their respective successors are duly elected and qualified, with the votes tabulated as follows:

		WITHHELD
	FOR	AUTHORITY

James R. Boyle	38,431,196	933,986
Steven R. Pruchansky	38,416,834	948,348

The preferred shareholders elected Patti McGill Peterson as Trustee of the Fund until her successor is duly elected and qualified, with the votes tabulated as follows: 14,523 FOR and 126 WITHHELD.

Board Consideration of and
Continuation of Investment Advisory
Agreement and Subadvisory
Agreement: John Hancock Tax-
Advantaged Dividend Income Fund

The Investment Company Act of 1940 (the 1940 Act) requires the Board of Trustees (the Board) of John Hancock Tax-Advantaged Dividend Income Fund (the Fund), including a majority of the Trustees who have no direct or indirect interest in the investment advisory agreement and are not “interested persons” of the Fund, as defined in the 1940 Act (the Independent Trustees), annually to meet in person to review and consider the continuation of: (i) the investment advisory agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Adviser) and (ii) the investment subadvisory agreement (the Subadvisory Agreement) with MFC Global Investment Management (U.S.), LLC (the Subadviser). The Advisory Agreement and the Subadvisory Agreement are collectively referred to as the Advisory Agreements.

At meetings held on May 7 and June 4–5, 2007, the Board considered the factors and reached the conclusions described below relating to the selection of the Adviser and Subadviser and the continuation of the Advisory Agreements. During such meetings, the Board’s Contracts/ Operations Committee and the Independent Trustees also met in executive sessions with their independent legal counsel.

In evaluating the Advisory Agreements, the Board, including the Contracts/Operations Committee and the Independent Trustees, reviewed a broad range of information requested for this purpose by the Independent Trustees, including: (i) the investment performance of the Fund relative to a category of relevant funds (the Category) and a peer group of comparable funds (the Peer Group) each selected by Morningstar, Inc. (Morningstar), an independent provider of investment company data, for a range of periods ended December 31, 2006, (ii) advisory and other fees incurred by, and the expense ratios of, the Fund relative to a Category and a Peer Group, (iii) the advisory fees of comparable portfolios of other clients of the Adviser and the Subadviser, (iv) the Adviser’s financial results and condition, including its and certain of its affiliates’ profitability from services performed for the Fund, (v) breakpoints in the Fund’s and the Peer Group’s fees, and information about economies of scale, (vi) the Adviser’s and Subadviser’s record of compliance with applicable laws and regulations, with the Fund’s investment policies and restrictions, and with the applicable Code of Ethics, and the structure and responsibilities of the Adviser’s and Subadviser’s compliance department, (vii) the background and experience of senior management and investment professionals, and (viii) the nature, cost and character of advisory and non-investment management services provided by the Adviser and its affiliates and by the Subadviser.

The Independent Trustees considered the legal advice of independent legal counsel and relied on their own business judgment in determining the factors to be considered in evaluating the materials that were presented to them and the weight to be given to each such factor. The Board’s review and conclusions were based on a comprehensive consideration of all information presented to the Board and not the result of any single controlling factor. They principally considered performance and other information from Morningstar as of December 31, 2006. The Board also considered updated performance information provided to it by the Adviser or Subadviser at the May and June 2007 meetings. Performance and other information may be quite different as of the date of this shareholders report. The key factors considered by the Board and the conclusions reached are described below.

Nature, extent and quality of services

The Board considered the ability of the Adviser and the Subadviser, based on their resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board considered the investment philosophy, research and investment decision-making processes of the Adviser and Subadviser. The Board further considered the culture of compliance, resources dedicated to compliance, compliance programs and compliance records of the Adviser and Subadviser. In addition, the

Board took into account the administrative and other non-advisory services provided to the Fund by the Adviser and its affiliates.

Based on the above factors, together with those referenced below, the Board concluded that, within the context of its full deliberations, the nature, extent and quality of the investment advisory services provided to the Fund by the Adviser and Subadviser supported renewal of the Advisory Agreements.

Fund performance

The Board noted that the Fund had less than three full years of operational history, and considered the performance results for the Fund since its inception in 2004 through December 31, 2006. The Board also considered these results in comparison to the performance of the Category, as well as the Fund’s Peer Group and benchmark index. Morningstar determined the Category and Peer Group for the Fund. The Board reviewed with a representative of Morningstar the methodology used by Morningstar to select the funds in the Category and the Peer Group. The Board noted the imperfect comparability of the Peer Group.

The Board noted that the Fund’s performance was lower than the performance of the Category and Peer Group medians, but was higher than the performance of its benchmark index, the Merrill Lynch Preferred Stock Drd Eligible Index, over the one-year period. The Board recognized the short operational history of the Fund and indicated its intent to continue to monitor the Fund’s performance trends.

Investment advisory fee and subadvisory fee rates and expenses

The Board reviewed and considered the contractual investment advisory fee rate payable by the Fund to the Adviser for investment advisory services (the Advisory Agreement Rate). The Board received and considered information comparing the Advisory Agreement Rate with the advisory fees for the Category and Peer Group. The Board noted that the Advisory Agreement Rate was lower than the median rate of the Category and Peer Group. The Board favorably considered the Adviser’s agreement to continue fee waivers, which lowered the Advisory Agreement Rate.

The Board received and considered expense information regarding the Fund’s various components, including advisory fees, and other non-advisory fees, including transfer agent fees, custodian fees and other miscellaneous fees (e.g., fees for accounting and legal services). The Board considered comparisons of these expenses to the Peer Group median. The Board also received and considered expense information regarding the Fund’s total operating expense ratio (Gross Expense Ratio) and total operating expense ratio after taking the fee waiver arrangement applicable to the Advisory Agreement Rate into account (Net Expense Ratio). The Board received and considered information comparing the Gross Expense Ratio and Net Expense Ratio of the Fund to that of the Peer Group and Category medians. The Board noted that the Fund’s Gross and Net Expense Ratios were lower than the Category and Peer Group medians. The Board favorably considered the impact of the fee waivers towards ultimately lowering the Fund’s total operating expense ratio.

The Adviser also discussed the Morningstar data and rankings, and other relevant information, for the Fund. Based on the above-referenced considerations and other factors, the Board concluded that the Fund’s overall expense results and performance supported the re-approval of the Advisory Agreements.

The Board also received information about the investment subadvisory fee rate (the Subadvisory Agreement Rate) payable by the Adviser to the Subadviser for investment sub-advisory services. The Board concluded that the Subadvisory Agreement Rate was fair and equitable, based on its consideration of the factors described here.

Profitability

The Board received and considered a detailed profitability analysis of the Adviser based on the Advisory Agreements, as well as on other relationships between the Fund and the Adviser and its affiliates, including the Subadviser. The Board also considered a comparison of the Adviser’s profitability to that of other similar investment advisers whose profit-ability information is publicly available. The Board concluded that, in light of the costs of providing investment management and other services to the Fund, the profits and other ancillary benefits reported by the Adviser were not unreasonable.

Economies of scale

The Board received and considered general information regarding economies of scale with respect to the management of the Fund, including the Fund’s ability to appropriately benefit from economies of scale under the Fund’s fee structure. The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of the Adviser’s and Subadviser’s costs are not specific to individual Funds, but rather are incurred across a variety of products and services.

The Board observed that the Advisory Agreements did not offer breakpoints. However, the Board considered the limited relevance of economies of scale in the context of a closed-end fund that, unlike an open-end fund, does not continuously offer its shares. The Board noted that the Fund, as a closed-end investment company, was not expected to increase materially in size and that its assets would grow (if at all) through the investment performance of the Fund. Therefore, the Board did not consider potential economies of scale as a principal factor in assessing the fees payable under the Advisory Agreements, but concluded that the fees were fair and equitable based on relevant factors.

Other benefits to the Adviser

The Board received information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates as a result of the Adviser’s relationship with the Fund. Such benefits could include, among others, benefits directly attributable to the relationship of the Adviser with the Fund and benefits potentially derived from an increase in the business of the Adviser as a result of its relationship with the Fund (such as the ability to market to shareholders other financial products offered by the Adviser and its affiliates).

The Board also considered the effectiveness of the Adviser’s, Subadviser’s and Fund’s policies and procedures for complying with the requirements of the federal securities laws, including those relating to best execution of portfolio transactions and brokerage allocation.

Other factors and broader review

As discussed above, the Board reviewed detailed materials received from the Adviser and Subadviser as part of the annual re-approval process. The Board also regularly reviews and assesses the quality of the services that the Fund receives throughout the year. In this regard, the Board reviews reports of the Adviser and Subadviser at least quarterly, which include, among other things, fund performance reports and compliance reports. In addition, the Board meets with portfolio managers and senior investment officers at various times throughout the year.

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board concluded that approval of the continuation of the Advisory Agreements for the Fund was in the best interest of the Fund and its shareholders. Accordingly, the Board unanimously approved the continuation of the Advisory Agreements.

For more information

The Fund’s proxy voting policies, procedures and records are available without charge, upon request:

By phone	On the Fund’s Web site	On the SEC’s Web site
1-800-225-5291	www.jhfunds.com/proxy	www.sec.gov

Trustees	Gordon M. Shone	Transfer agent for
Ronald R. Dion, Chairman	Treasurer	preferred shareholders
James R. Boyle**	John G. Vrysen	Deutsche Bank Trust
James F. Carlin	Chief Operating Officer	Company Americas
William H. Cunningham		280 Park Avenue
Charles L. Ladner*	Investment adviser	New York, NY 10017
Dr. John A. Moore*	John Hancock Advisers, LLC
Patti McGill Peterson*	601 Congress Street	Legal counsel
Steven R. Pruchansky	Boston, MA 02210-2805	Kirkpatrick & Lockhart
*Members of the Audit Committee		Preston Gates Ellis LLP
**Non-Independent Trustee	Subadviser	One Lincoln Street
	MFC Global Investment	Boston, MA 02111-2950
Officers	Management (U.S.), LLC
Keith F. Hartstein	101 Huntington Avenue	Stock symbol
President and	Boston, MA 02199	Listed New York Stock
Chief Executive Officer		Exchange: HTD
Custodian
Thomas M. Kinzler	The Bank of New York	For shareholder assistance
Secretary and Chief Legal Officer	One Wall Street	refer to page 22
New York, NY 10286
Francis V. Knox, Jr.
Chief Compliance Officer	Transfer agent for
common shareholders
Charles A. Rizzo	Mellon Investor Services
Chief Financial Officer	Newport Office Center VII
480 Washington Boulevard
Jersey City, NJ 07310

How to contact us

Internet	www.jhfunds.com

Mail	Mellon Investor Services
Newport Office Center VII
480 Washington Boulevard
Jersey City, NJ 07310

Phone	Customer service representatives	1-800-852-0218
	Portfolio commentary	1-800-344-7054
	24-hour automated information	1-800-843-0090
	TDD line	1-800-231-5469

A listing of month-end portfolio holdings is available on our Web site, www.jhfunds.com. A more detailed portfolio holdings summary is available on a quarterly basis 60 days after the fiscal quarter on our Web site or upon request by calling 1-800-225-5291, or on the SEC’s Web site, www.sec.gov.

J O H N  H A N C O C K  F A M I L Y  O F  F U N D S

EQUITY	INTERNATIONAL/GLOBAL
Balanced Fund	Global Opportunities Fund
Classic Value Fund	Global Shareholder Yield Fund
Classic Value Fund II	Greater China Opportunities Fund
Classic Value Mega Cap Fund	International Allocation Portfolio
Core Equity Fund	International Classic Value Fund
Growth Fund	International Core Fund
Growth Opportunities Fund	International Growth Fund
Growth Trends Fund
Intrinsic Value Fund	INCOME
Large Cap Equity Fund	Bond Fund
Large Cap Select Fund	Government Income Fund
Mid Cap Equity Fund	High Yield Fund
Multi Cap Growth Fund	Investment Grade Bond Fund
Small Cap Equity Fund	Strategic Income Fund
Small Cap Fund
Small Cap Intrinsic Value Fund	TAX-FREE INCOME
Sovereign Investors Fund	California Tax-Free Income Fund
U.S. Core Fund	High Yield Municipal Bond Fund
U.S. Global Leaders Growth Fund	Massachusetts Tax-Free Income Fund
Value Opportunities Fund	New York Tax-Free Income Fund
Tax-Free Bond Fund

ASSET ALLOCATION	MONEY MARKET
Allocation Core Portfolio	Money Market Fund
Allocation Growth + Value Portfolio	U.S. Government Cash Reserve
Lifecycle 2010 Portfolio
Lifecycle 2015 Portfolio	CLOSED-END
Lifecycle 2020 Portfolio	Bank and Thrift Opportunity Fund
Lifecycle 2025 Portfolio	Financial Trends Fund, Inc.
Lifecycle 2030 Portfolio	Income Securities Trust
Lifecycle 2035 Portfolio	Investors Trust
Lifecycle 2040 Portfolio	Patriot Premium Dividend Fund II
Lifecycle 2045 Portfolio	Patriot Select Dividend Trust
Lifecycle Retirement Portfolio	Preferred Income Fund
Lifestyle Aggressive Portfolio	Preferred Income II Fund
Lifestyle Balanced Portfolio	Preferred Income III Fund
Lifestyle Conservative Portfolio	Tax-Advantaged Dividend Income Fund
Lifestyle Growth Portfolio	Tax-Advantaged Global Shareholder Yield Fund
Lifestyle Moderate Portfolio

SECTOR
Financial Industries Fund
Health Sciences Fund
Real Estate Fund
Regional Bank Fund
Technology Fund
Technology Leaders Fund

The Fund’s investment objectives, risks, charges and expenses are included in the prospectus and should be considered carefully before investing. For a prospectus, contact your financial professional, call John Hancock Funds at 1-800-225-5291 or visit the Fund’s Web site at www.jhfunds.com. Please read the prospectus carefully before investing or sending money.

1-800-852-0218
1-800-231-5469 TDD
1-800-843-0090 EASI-Line
www.jhfunds. com

PRESORTED
STANDARD
U.S. POSTAGE
PAID
MIS

P13SA 6/07
           8/07

ITEM 2. CODE OF ETHICS.

As of the end of the period, June 30, 2007, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Chief Executive Officer, Chief Financial Officer and Treasurer (respectively, the principal executive officer, the principal financial officer and the principal accounting officer, the “Senior Financial Officers”). A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable at this time.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable at this time.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable at this time.

ITEM 6. SCHEDULE OF INVESTMENTS.

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant has adopted procedures by which shareholders may recommend nominees to the registrant's Board of Trustees. A copy of the procedures is filed as an exhibit to this Form N-CSR. See attached “John Hancock Funds – Governance Committee Charter”.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics for Senior Financial Officers is attached.

(a)(2) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Submission of Matters to a Vote of Security Holders is attached. See attached “John Hancock Funds – Governance Committee Charter”.

(c)(2) Contact person at the registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Tax-Advantaged Dividend Income Fund

By: /s/ Keith F. Hartstein
-------------------------------------
Keith F. Hartstein
President and Chief Executive Officer

Date: August 27, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Keith F. Hartstein
-------------------------------------
Keith F. Hartstein
President and Chief Executive Officer

Date: August 27, 2007

By: /s/ Charles A. Rizzo
-------------------------------------
Charles A. Rizzo
Chief Financial Officer

Date: August 27, 2007